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                                                                   EXHIBIT 10.36

                           NOTE MODIFICATION AGREEMENT

                        BY AND BETWEEN NATIONSBANK, N.A.
                              ("BANK"/"LENDER") AND

       BioReliance Corporation, BioReliance Testing and Development, Inc., BioReliance Manufacturing, Inc. and Magenta Viral Production, Inc.
                                  ("BORROWER")

                                    EFFECTIVE AS OF: May 31, 1999

On or about May 31, 1998, (Note Date), Borrower executed a Promissory Note 356 (Note Number) ("Note") in favor of Bank/Lender. This note was in the original principal face amount of $1,000,000.00 bearing interest at the Libor Rate plus the Applicable Margin % per annum with a stated final maturity date (including all prior renewals, if any) of May 31, 1999. Bank/Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note. Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Bank/Lender and Borrower agree to modify the Note as follows:

       The maturity date is changed to: May 31, 2001

       The payment terms are changed to: SINGLE PRINCIPAL PAYMENT. Principal shall be paid in full in a single payment on May 31, 2001. Interest thereon shall be paid monthly, commencing on June 30, 1999, and continuing on the last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

The term Borrower as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Borrower.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Bank/Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND BANK/LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER.

IN WITNESS WHEREOF, AND INTENDING TO CREATE AN INSTRUMENT EXECUTED UNDER SEAL, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this _____ day of June, 1999.

NATIONSBANK, N.A.

By /s/ Elizabeth Shore
   ------------------------------------
Name: Elizabeth Shore
Title: Senior Vice President

CORPORATE OR PARTNERSHIP BORROWER


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                                                                   EXHIBIT 10.36

BIORELIANCE CORPORATION

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

BIORELIANCE TESTING AND DEVELOPMENT, INC.

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

BIORELIANCE MANUFACTURING, INC.

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

MAGENTA VIRAL PRODUCTION, INC.

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]


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